UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2011

Responsys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35125	77-0476820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Cherry Avenue, 5th Floor, San Bruno, California	94066
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (650) 745-1700

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2011, Responsys, Inc. issued a press release announcing financial results information for the three and nine months ended September 30, 2011.

This press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Responsys under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press release, dated November 8, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Responsys, Inc. (Registrant)
November 8, 2011 (Date)	/s/ JULIAN K. ONG Julian K. Ong Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description
99.1	Press release, dated November 8, 2011.